UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and Servicing Agreement,
dated as of November 3, 2004, as amended, providing for the issuance of Credit Card Pass-
Through Certificates)

Delaware	000-23108	51-0020270

(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware		19720

(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02 Change of Servicer or Trustee
Item 9.01 Exhibits
SIGNATURES
INDEX TO EXHIBITS
Amended and Restated Servicing Agreement
Servicing Agreement

Item 6.02 Change of Servicer or Trustee.
     On February 9, 2007, Discover Products Inc. (“DPI”) entered into a Servicing Agreement, effective as of January 1, 2007, with Discover Bank (the “DPI Servicing Agreement”). Discover Bank is the master servicer with respect to Discover Card Master Trust I (the “Trust”) under that certain Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank, as master servicer, servicer and seller and U.S. Bank National Association, as trustee (as amended, the “Pooling and Servicing Agreement”). DPI is an affiliate of Discover Bank.
     The DPI Servicing Agreement substantially increases DPI’s role as a servicer of the Trust’s assets. Prior to the DPI Servicing Agreement, DPI served an indirect and limited role in supporting certain aspects of the servicing for the Trust’s assets through a sub-servicing arrangement with Discover Financial Services LLC (“DFS”). Through the DPI Servicing Agreement, DPI now directly contracts with Discover Bank for servicing responsibilities previously provided exclusively by or through DFS. The nature of the servicing relationship among Discover Bank, DPI and DFS is described below.
     In connection with the DPI Servicing Agreement and the transition of certain services from DFS to DPI, the Servicing Agreement between DFS and Discover Bank (the “DFS Servicing Agreement”), was amended and restated, on February 9, 2007, effective as of January 1, 2007. The DPI Servicing Agreement and the DFS Servicing Agreement are attached as exhibits hereto.
Summary of Servicing Relationship and Servicer Responsibilities
     DFS and DPI perform various servicing functions for Discover Bank, as set forth below. DFS and DPI provide such services on their own or with the assistance of third party vendors that contract directly with either or both entities. Working together in this manner, Discover Bank, DFS and DPI generally perform all of the functions required to service and operate the Discover Card accounts. These functions include soliciting new accounts, processing applications, issuing new accounts, authorizing and processing transactions, billing cardmembers, processing payments, providing cardmember services and collecting delinquent accounts, among other services. Discover Bank and DFS together maintain multiple operations centers across the country for servicing cardmembers. DPI rents space in certain of these operating centers. DFS also maintains an additional operations center to process accounts that Discover Bank has charged off as uncollectible.
     Under the Pooling and Servicing Agreement, the master servicer and servicer may delegate any of its duties thereunder to any person provided that such person agrees to act in accordance with the policies relating to the applicable accounts. Such delegation will not relieve the master servicer or servicer of its liabilities and responsibilities with respect to such duties. With respect to the accounts serviced by Discover Bank and pursuant to the DPI Servicing Agreement and the DFS Servicing Agreement, the following functions are among those performed in cooperation or separately by each of DPI and DFS (or third party vendors operating through DFS or DPI) for Discover Bank:

•	Marketing services;
•	Customer service;
•	Collections;
•	Certain other services, including new account application review and authorization, transaction processing and fraud and investigative services;
•	Information technology and related services; and
•	Statistical reporting of account performances and measures and other information including reporting to credit bureaus and government agencies.
     In addition to the above referenced services which are provided by DFS and/or DPI, the DFS Servicing Agreement provides that DFS will perform remittance processing and monthly statement preparation. Discover Bank is solely responsible for payment to DFS and DPI related to fees for servicing under the applicable servicing agreements. Such fees will be paid directly by Discover Bank and are not the obligation of or paid through the cash flows of the Trust. The DPI Servicing Agreement and the DFS Servicing Agreement have indefinite terms, but each may be terminated by either party on at least 180 days’ prior notice. In the event of a transfer of account servicing to Discover Bank or a third party, Discover Bank has agreed to pay for the costs related to such transfer. Under the DPI Servicing Agreement and the DFS Servicing Agreement, DFS and DPI may use their own employees or independent contractors to provide these services. However, certain core servicing functions related to the accounts in the Trust, such as collections and new account application review and authorization, mentioned above, are provided by DFS and/or DPI only. Each of the agreements provide that Discover Bank is solely responsible for establishing the annual percentage yields and rates, insurance premiums and other charges and fees related to its credit cards. DFS and DPI remain liable to Discover Bank for actual damages arising from the negligent performance of their obligations under their respective agreements, provided that neither DFS nor DPI will be liable for damages due to causes that are in whole or in part beyond their control, such as computer and associated equipment outages, failure or downtime. DFS has participated in the servicing process for the Trust since its formation. DPI has participated in the servicing process for the Trust since December 1, 2004. However, due to the transfer of a significant number of employees from DFS to DPI, DPI became a material servicing participant for the Trust effective January 1, 2007. Neither DFS nor DPI is a party to the Trust’s Pooling and Servicing Agreement.
     DFS and DPI are wholly owned subsidiaries of Morgan Stanley. DPI is held directly by Discover Bank.
Item 9.01 Exhibits.
10.1	Amended and Restated Servicing Agreement, dated as of January 1, 2007, by and between Discover Financial Services LLC and Discover Bank.

10.2	Servicing Agreement, dated as of January 1, 2007, by and between Discover Products Inc. and Discover Bank.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant) By: Discover Bank (Depositor)
Date: February 14, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amended and Restated Servicing Agreement, dated as of January 1, 2007, by and between Discover Financial Services LLC and Discover Bank.

10.2	Servicing Agreement, dated as of January 1, 2007, by and between Discover Products Inc. and Discover Bank.